Investor Briefing October 2013 Forward-looking Statements: This presentation contains certain “forward-looking statements” (as such term is defined in the Securities and Exchange Act of 1934, as amended) relating to future events and the financial performance of the Company. See Statement on Forward-Looking Statements in the Appendix to this presentation. EXHIBIT 99.1

2 MAXBID\_2013\16 IR Pres\Presentation\BID Fall 2013 (Revised) (14-Oct-2013) #2.pptx INVESTOR BRIEFING OBJECTIVES • Continuing Dialogue with Shareholders • Discuss Market and Business Trends • Review Recent Business and Financial Performance • Outline Capital Allocation and Financial Policy Review

3 MAXBID\_2013\16 IR Pres\Presentation\BID Fall 2013 (Revised) (14-Oct-2013) #2.pptx AGENDA • Overview of Sotheby’s Business and the Dynamic Global Art Market • Historical Performance • Update on Fall Auction Season • Update on Sotheby’s Financial Services • Review of Recent Strategic and Business Initiatives • Current Liquidity & Leverage • Capital Allocation and Financial Policy Review

4 MAXBID\_2013\16 IR Pres\Presentation\BID Fall 2013 (Revised) (14-Oct-2013) #2.pptx SOTHEBY’S TODAY • Leading auction house for nearly 300 years, providing clients with knowledge, expertise and credibility as Sotheby's opened new markets around the globe • Leveraging the Company’s tradition of innovation, Sotheby’s is now a global art company, offering auction and much more - discreet private sales, gallery sales, retail wine and diamonds, client lending and worldwide partnerships in art education and real estate • Only publicly traded investment opportunity in the art market • Strong performance has driven share price increase exceeding the S&P Midcap index over the last one, five and ten year periods • Differentiated focus on middle and upper echelons of the auction market, with an average price point double that of Sotheby’s principal competitor • Trusted auctioneer of such record-setting works of art as: • Edvard Munch’s The Scream (Highest price paid for a painting at auction - $119.9mm) • Alberto Giacometti’s L’homme qui marche I (Highest price paid for a sculpture at auction - $104.3mm) • While clearly a leader in the very top end “couture” business, works of art sold in the $50k to $5mm range generate by far the larger proportion of Sotheby’s auction revenues and are the engine of Sotheby’s profitability • Ongoing focus on growth opportunities in support of delivering shareholder value balanced with prudent capital allocation

5 MAXBID\_2013\16 IR Pres\Presentation\BID Fall 2013 (Revised) (14-Oct-2013) #2.pptx SOTHEBY’S AROUND THE WORLD: TRACK RECORD OF ESTABLISHING GLOBAL PRESENCE • Truly global business with 90 locations in 40 countries • 9 auction sales rooms around the world with private sales galleries in New York, Hong Kong, and London • In 2012, received bids from clients in over 120 countries • Long-skilled at opening markets to clients where great wealth accumulates and today is bringing the world of art to a new world: • First Western house to hold an auction in mainland China • Only auction house with a formal presence in Brazil and Argentina • Only auction house to hold sales in Doha, Qatar

6 MAXBID\_2013\16 IR Pres\Presentation\BID Fall 2013 (Revised) (14-Oct-2013) #2.pptx VIBRANT AND GROWING GLOBAL ART MARKET Global Art Market $58 billion Private Sales 52% of Art Market Auction Sales $10 billion • Over the last five years, the Chinese art market has been the fastest growing art market in the world, reaching $14bn in 2012 • Sotheby’s 2013 October Hong Kong sales series brought $538mm, the highest total ever for this series of sales and over 100% higher than the prior year total of $262mm • The emerging Chinese art market presents new opportunities to drive global sales by engaging and educating a growing population of wealthy potential collectors • The private sale market is currently estimated at approximately 52% of the global art market, which approximates historic levels • The global auction market was estimated at $58bn in 2012, up from $36bn in 2001, or 61% • In 2012, the combined auction sales of Sotheby’s and Christie’s reached $9.7bn, up from $3.4bn in 2001 • An annual growth rate of approximately 9% over the eleven year period $14 billion Source: TEFAF Art Market Report 2013 and 2002 Note: Global art market and Chinese art market figures converted from euros to dollars at 1.35 as of 30-Sep-2013.

7 MAXBID\_2013\16 IR Pres\Presentation\BID Fall 2013 (Revised) (14-Oct-2013) #2.pptx 41% 31% 30% 26% 30% 43% So th eb y's B uy er M ix 2 01 2 Fo rb es Bi llio na ire s¹ NEW MARKETS AND NEW WEALTH DRIVING GROWTH IN GLOBAL ART MARKET • Market growth in recent years has largely been driven by the creation of global wealth in “New Markets” (defined as markets outside America and Europe) • “New Markets” now account for almost 30% of worldwide buying vs. 5-10% twenty years ago • All indicators point to continued growth in the participation of the “New Markets” in the global art market Buyer Mix at Sotheby’s Aggregate Auction Sales (US$ in millions) Geographical Composition of Luxury Markets New Markets Europe America 0 1,000 2,000 3,000 4,000 5,000 6,000 1 9 9 5 1 9 9 6 1 9 9 7 1 9 9 8 1 9 9 9 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 ¹ Source: Inside the 2013 Billionaires List: Facts and Figures (Forbes article dated 04-Mar-2013)

8 MAXBID\_2013\16 IR Pres\Presentation\BID Fall 2013 (Revised) (14-Oct-2013) #2.pptx $102 $37 $19 $31 $37 $110 $145 $218 $314 $99 $89 $295 $293 $236 25% 11% 7% 10% 11% 24% 28% 33% 34% 14% 18% 38% 35% 31% $0 $200 $400 $600 $800 $1,000 19 9 9 20 0 0 20 0 1 20 0 2 20 0 3 20 0 4 20 0 5 20 0 6 20 0 7 20 0 8 20 0 9 20 1 0 20 1 1 20 1 2 $0 $5 $10 $15 1 9 9 9 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 Sotheby's Christie's WELL POSITIONED FOR CYCLICAL GROWTH OPPORTUNITY • Sotheby’s financial performance is tied to the international art market, which, in turn, reflects the broader global macroeconomic environment • Seasonality driven by most auctions occurring during the second and fourth quarters • As such, Sotheby’s maintains sufficient flexibility to manage the business through normal seasonal fluctuations, as well as art market and economic cycles • Over time, Sotheby’s leverage has varied, largely as a result of the pronounced cyclicality of the business • Important to maintain flexible balance sheet as foundation for performance in cyclical art market 1 Reflects aggregate sales at Sotheby’s and Christie’s. 2 Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP measures. See non-GAAP reconciliation in the Appendix to this presentation. 3 Leverage Ratio is a non-GAAP measure and is calculated as total debt divided by Adjusted EBITDA. See non-GAAP reconciliation in the Appendix to this presentation. 4 2012 Leverage Ratio calculated as if the Company’s $182mm convertible notes were settled as of December 31, 2012. These notes were settled in full as of June 30, 2013. See non-GAAP reconciliation in the Appendix to this presentation. Leverage Ratio3 1.0x 5.8x 12.1x 6.4x 7.9x 2.5x 2.1x 1.2x 0.9x 4.6x 5.8x 1.6x 1.6x 2.2x4 Aggregate Auction Sales1 (US$ in billions) Sotheby’s Adjusted EBITDA and Adjusted EBITDA Margin2 (US$ in millions) $4.5 $4.3 $3.4 $3.6 $3.4 $4.9 $5.9 $8.1 $11.0 $9.5 $5.2 $8.7 $9.8 $9.7

9 MAXBID\_2013\16 IR Pres\Presentation\BID Fall 2013 (Revised) (14-Oct-2013) #2.pptx 46.1% 56.0% 33.4% 144.9% 21.9% 25.8% 55.1% 71.0% Year-to-Date 1 Year 3 Year 5 Year STRONG BUSINESS FUNDAMENTALS • Market for quality, high-end art rebounded from 2008 financial crisis and remains vigorous • Increased buyer’s premium rates in March 2013 • Spring 2013 auction season saw sales growth in Impressionist, Modern, and Contemporary Art • Just-completed record-setting Hong Kong sales, up over 100% from prior year. Positive outlook for upcoming Fall season auctions • Strong competition for high-end consignments has persisted, resulting in lower auction commission margins from sellers, partially offsetting benefit of buyer’s premium increase • Commission margins are in line with Sotheby’s historic 25 year average, highlighting the Company’s ability to manage margins over time • Fall season will see increased use of guarantees to balance risk / reward opportunities • Share price continues to perform well over recent periods; currently trading near two-year highs Net Commission Margin Over Time Share Price Performance S&P 400 Note: Share price performance per Bloomberg, as of September 30, 2013 Sotheby’s 12% 17% 22% 1989 1992 1995 1998 2001 2004 2007 2010 1H 2013 Average: 16.7%

10 MAXBID\_2013\16 IR Pres\Presentation\BID Fall 2013 (Revised) (14-Oct-2013) #2.pptx AUTUMN 2013 September • New York Asia Week – total of $75mm, up 67% from the prior year • From Warhol, With Love (Private Sale Exhibitions) • Eternal Spring (Private Sale Exhibitions) • Modern Makers1 (Private Sale Exhibitions) October • Hong Kong Autumn Sale Series – total of $538mm, highest ever total in Hong Kong and over 100% growth from the prior year • Sotheby’s Hong Kong 40th Anniversary Evening Sale – total of $145mm, above the presale estimate of $86-125mm • London Contemporary Art Sales – presale estimate of $73-103mm November • New York Impressionist and Modern Art Sales • New York Contemporary Art Sales • Geneva Magnificent Jewels Sale • New York Automobiles Auction (in association with RM Auctions) December • Multi-lot sale in Beijing • New York American Art 1 Selling exhibition through November. Offering Great Art on a Multi-Channel Platform Allows Sotheby’s to Enhance Client Engagement, while Building Revenues Andy Warhol’s Silver Car Crash (presale est. in excess of $60mm) to be offered in the November CTP Art sale. The Pink Star (presale est. in excess of $60mm), the most valuable diamond ever to be offered at auction, to be offered in the November Geneva Jewels Sale.

11 MAXBID\_2013\16 IR Pres\Presentation\BID Fall 2013 (Revised) (14-Oct-2013) #2.pptx SOTHEBY’S FINANCIAL SERVICES (“SFS”) • Established in 1988 to meet the liquidity needs of clients • SFS was designed around and intended to generate auction activity • Over the last five years, SFS has generated approximately 10% of Sotheby’s annual auction sales • Loan opportunities evaluated based upon the total return potential, including potential auction consignments • SFS revenues were $17.7mm in 2012; additionally, SFS contributed approximately $40 million to auction revenue in 2012 • Exceptionally low historic loan losses (0.3% on total loans of ~$3.5bn from 1991 to 2012) • SFS fosters long-term client relationships Consignor Advances • Typical Maturity: up to 6 months • Loans support core business by securing near term auction revenue Term Loans • Typical Maturity: up to 2 years • Term loans provide incremental source of profitability for Sotheby’s • Intended to enhance relationships and may lead to future auction revenue SFS Drives Auction Consignments - Key Competitive Advantage

12 MAXBID\_2013\16 IR Pres\Presentation\BID Fall 2013 (Revised) (14-Oct-2013) #2.pptx POSITIVE MOMENTUM RESULTING FROM STRATEGIC INITIATIVES • 2012 – Expansion and enhancement of Hong Kong exhibition and auction premises • September 2012 – Established sales and exhibition platform in Beijing1 • November 2012 – Initiated a strategic review of York Ave headquarters • March 2013 – Raised buyer’s premium rates • May 2013 – Engaged real estate advisors to help assess York Ave value • June 2013 – Continued expansion of loan portfolio (year over year increase: ~28%) • August 2013 – Announced plans to assess value of New Bond Street premises • October 2013 – Opening of S|2 private selling exhibition space in London • 2013 – Strong focus on and growth of private sales • Very active third quarter is trending well ahead of the prior year period • 2013 – Major investment in Digital Strategy through the web, apps for Android and Apple, and cutting-edge Responsive Design to deliver platform agnostic content to increase global client engagement and build new audiences in key developing markets; mobile platforms deliver real-time auction results, 360°views of objects, artist info, and catalogue access • Re-launched Sothebys.com has significantly more unique visitors in 2013 than 2012 and far greater involvement with most important clients • Digital delivery has tripled distribution of catalogues in last year • Online bidding feature via BIDNow regularly registers bids over $1mm and online bidding is up 45% over last year • Original content – a key differentiator – is read by clients in more than 180 countries • Explosive growth in usage from Asian clients 1 Entered joint venture with GeHua, the media branch of the Chinese government. Sotheby’s controls 80% of the economics of the joint venture and maintains full control of its management.

13 MAXBID\_2013\16 IR Pres\Presentation\BID Fall 2013 (Revised) (14-Oct-2013) #2.pptx PROACTIVE FINANCIAL AND CAPITAL RETURN INITIATIVES • November 2011 – Raised quarterly dividend from $0.05 per share to $0.08 per share • September 2012 – Issued $300 million of senior unsecured notes • December 2012 – Increased capacity and extended maturity of revolving credit facility • December 2012 – Raised quarterly dividend by 25% to $0.10 per share; second increase in two years • December 2012 – Accelerated first and second quarter 2013 dividends in light of the uncertainties surrounding U.S. tax policies at the time, indicative of commitment to shareholder interests • June 2013 – Retired $182mm of outstanding convertible notes upon maturity • September 2013 – Announced Capital Allocation and Financial Policy Review

14 MAXBID\_2013\16 IR Pres\Presentation\BID Fall 2013 (Revised) (14-Oct-2013) #2.pptx 1 As of June 30, 2013. 9% 91% U.S. Foreign CURRENT LIQUIDITY & LEVERAGE • Recent unsecured long-term debt refinancing pushed out maturities to 2022 • New $300mm asset-backed loan facility remains undrawn • As an agency business, Sotheby’s temporarily holds cash for a period between the sale of property and the delivery of proceeds to the seller • Management of available cash balances requires consideration of: • Seasonal cash requirements • Significant operating leverage through the art market cycle in a largely fixed cost business • Variability in capital structure and credit metrics throughout the cycle • Ability to seize meaningfully profitable deal opportunities Cash Balance Current Long-Term Maturity Profile (US$ in millions) Total: $700mm1

15 MAXBID\_2013\16 IR Pres\Presentation\BID Fall 2013 (Revised) (14-Oct-2013) #2.pptx CAPITAL ALLOCATION AND FINANCIAL POLICY REVIEW • September – Initiated Capital Allocation and Financial Policy Review • October through January – Conduct thorough assessment, including: • Shareholder outreach • Current and optimal capital structure • Potential use of incremental debt to fund certain activities • Funding requirements for strategic initiatives • Analysis and review of real estate holdings • Consideration of return of capital alternatives • Early 2014 – Decide and announce next steps

16 MAXBID\_2013\16 IR Pres\Presentation\BID Fall 2013 (Revised) (14-Oct-2013) #2.pptx GUIDING PRINCIPLES OF SOTHEBY’S CAPITAL ALLOCATION AND FINANCIAL POLICY REVIEW Maximize Shareholder Value Capital Needs Credit Rating Ongoing Financial Impact Business Continuity Tax Implications Financial Flexibility Appropriate Leverage Operational Flexibility Growth Initiatives

17 MAXBID\_2013\16 IR Pres\Presentation\BID Fall 2013 (Revised) (14-Oct-2013) #2.pptx Potential to Release Excess Capital Guiding Principles POTENTIAL SOURCES OF SHAREHOLDER VALUE High quality real estate assets in New York and London Real Estate Holdings SFS Structuring and Funding Alternatives Offshore Funding & Cash Balances Attractive and profitable segment in support of auction business Offshore operations generate cash balances that are held in foreign locales Long Term Sustainable Shareholder Value Opportunities for Investment, Growth and Expansion Unique opportunities to expand the brand and invest in new markets and initiatives

18 MAXBID\_2013\16 IR Pres\Presentation\BID Fall 2013 (Revised) (14-Oct-2013) #2.pptx REAL ESTATE PORTFOLIO Critical Factors • Unique site & facility requirements • Potential impact to brand and reputation – premises are not just office space, but unique strategic assets built for high-end auctions • Optimizing the footprint to drive efficiencies • Enhancing the client experience Key Drivers of Value in a Transaction • After-tax, post-mortgage proceeds • Any new property investment requirements • Incremental ongoing costs or savings • Balance sheet impact • Tax implications • Benefits and considerations of continued real estate ownership • Zoning and / or regulatory restrictions (London) 1 As of June 30, 2013. New Bond Street Approx. 232k sq. ft. 1334 York Ave Approx. 439k sq. ft. Mortgage balance: $226mm1 Book basis: $274mm1 Tax basis: $320mm

19 MAXBID\_2013\16 IR Pres\Presentation\BID Fall 2013 (Revised) (14-Oct-2013) #2.pptx SFS FUNDING ALTERNATIVES • Alternative funding structures to be explored may include: • Existing or upsized revolving credit facility • Additional long term / permanent debt • Loan portfolio securitization • Third-party funding arrangements Key Considerations Regarding Funding Alternatives • Lend to build relationships and source future business • Speed and agility to respond to client needs • Bespoke nature of existing loan portfolio • Ability of financing sources to value underlying collateral • Current and future scale and composition of portfolio • Impact to Sotheby’s leverage • Optimize funding to support growth and profitability • Credit rating implications 1 As of June 30, 2013. • Loan Portfolio: $430mm1 • Three Year CAGR: ~44%1 • 2012A Revenue: • Finance revenue: $17.7mm • Auction revenue: Contributed approximately $40mm • Loan to Value: 46%1 • Target Loan to Value: 50% • Loan Losses: Historically insignificant • 0.3% on total loans of ~$3.5bn from 1991 to 2012

20 MAXBID\_2013\16 IR Pres\Presentation\BID Fall 2013 (Revised) (14-Oct-2013) #2.pptx OFFSHORE FUNDING & CASH BALANCES • Over half of Sotheby’s business is generated outside the United States • 91%, or $636mm, of Sotheby’s cash is held by foreign subsidiaries¹ • $585mm subject to additional taxes if repatriated¹ • Many multi-national companies are also facing similar considerations regarding foreign cash Key Considerations Regarding Repatriation • Ongoing international funding needs and investment opportunities • U.S. capital requirements • Cash tax payment and impact to effective tax rate on repatriated cash, after considering the benefit of claiming available foreign tax credits • Impact of current / future tax regulations 1 As of June 30, 2013. 2 Based on location of sales for fiscal year 2012. Sales Distribution2 United States 43.6% United Kingdom 28.6% Hong Kong 14.0% Switzerland 5.3% France 5.3% Other 3.3%

21 MAXBID\_2013\16 IR Pres\Presentation\BID Fall 2013 (Revised) (14-Oct-2013) #2.pptx OPPORTUNITIES FOR INVESTMENT, GROWTH AND EXPANSION • Any potential capital distribution to shareholders will be weighed against the ongoing capital requirements • Focused on investing in fast growing new markets with explosive new wealth creation Potential Investment Opportunities • Further investment in China and other emerging markets • Increased investment in private sale initiatives • Expansion of Sotheby’s brand into new categories • Continued expansion of web functionality and presence • New and complementary products or services • Opportunistic principal activities and guarantee positions • Further expansion of SFS

22 MAXBID\_2013\16 IR Pres\Presentation\BID Fall 2013 (Revised) (14-Oct-2013) #2.pptx IN SUMMARY •Sotheby’s is performing well, with positive momentum and a solid foundation for continued growth •There is a sound strategy for the core business, with the financial and operational flexibility necessary to capitalize on emerging growth opportunities, as reflected in the recent record breaking auctions in Hong Kong •Management and the Board are undertaking a thoughtful and thorough review of capital structure and capital allocation and are open to and appreciate investor input •Sotheby's is committed to determining the best way to create and deliver shareholder value by balancing investments in the business and future growth opportunities with prudent capital allocation

APPENDIX

24 MAXBID\_2013\16 IR Pres\Presentation\BID Fall 2013 (Revised) (14-Oct-2013) #2.pptx APPENDIX • GAAP refers to generally accepted accounting principles in the United States of America. In this presentation, financial measures are presented in accordance with GAAP and also on a non-GAAP basis. Non-GAAP measures are intended to supplement, not substitute for, GAAP comparable measures. Investors are urged to consider carefully the comparable GAAP measures and reconciliations provided herein. • Sotheby's defines EBITDA as net income (loss), excluding income tax expense (benefit), interest expense, interest income, and depreciation and amortization expense. Sotheby’s defines Adjusted EBITDA as EBITDA, excluding certain charges (benefits) as noted in the following reconciliation. Sotheby's defines Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenues. Sotheby’s defines Leverage Ratio as total debt divided by Adjusted EBITDA. • We caution investors that amounts presented in accordance with its definitions of EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Leverage Ratio may not be comparable to similar measures disclosed by other companies because not all companies and analysts calculate such measures in the same manner. Management believes that EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Leverage Ratio provide important supplemental measures of Sotheby's performance and that these measures may be used by securities analysts, investors, financial institutions, and other interested parties in the evaluation of Sotheby's. Management also utilizes EBITDA in analyzing Sotheby's performance and in the determination of annual incentive compensation. • A reconciliation of various GAAP to non-GAAP financial measures follows.

25 MAXBID\_2013\16 IR Pres\Presentation\BID Fall 2013 (Revised) (14-Oct-2013) #2.pptx APPENDIX (US$ in millions) ¹ Sotheby’s International Realty ² Noortman Master Paintings Adjusted EBITDA Reference: Page 9 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999 GAAP Net income (loss) $108 $171 $161 ($7) $26 $213 $107 $62 $87 ($21) ($55) ($42) ($190) $33 Adjustments: Income tax expense (benefit) related to continuing operations $51 $60 $65 $22 $21 $73 $60 $29 $35 ($11) ($20) ($32) ($66) $16 Income tax expense related to discontinued operations - - - - - - - - 15 4 3 2 6 3 Income tax benefit related to cumulative effect of accounting change - - - - - - - (1) - - - - - - Income tax expense (benefit) related to equity in earnings of investees - - 1 - 1 1 1 1 - - - - - - Interest income (1) (4) (2) (5) (8) (14) (6) (6) (3) (3) (3) (5) (6) (4) Interest expense 45 42 47 46 40 29 33 33 33 33 22 26 19 6 Depreciation and amortization expense 18 18 17 22 25 22 23 22 24 25 22 23 22 16 EBITDA $221 $287 $289 $78 $105 $324 $218 $140 $191 $27 ($31) ($28) ($215) $70 Adjustments: Costs related to previous employee retention programs $0 $0 $0 $0 $0 $0 $0 $0 $0 $9 $23 $20 $3 $0 Net restructuring charges - 5 - 12 4 - - - - 5 2 17 13 - Antitrust related matters - - - - (18) - - - 2 3 41 3 203 - License fee revenue - SIR¹ - - - - - - - - (46) - - - - - License fee agreement expenses - SIR¹ - - - - - - - - 2 - - - - - Loss (income) from discontinued operations, pre-tax - SIR¹ - - - - - - - - (39) (9) (8) (6) (12) (9) Impairment loss - NMP² - - - - 13 15 - - - - - - - - Life insurance recovery - NMP² - - - - - (20) - - - - - - - - Gain on sale of land and buildings - - - - - (5) - - - - - - - - Extinguishment of debt (net) 15 1 6 (1) (5) - - - - - - - - - Credit facility termination costs - - - - - - - 3 - - - - - - Cumulative effect of change in accounting principle, pre-tax - - - - - - - 2 - - - - - - EBITDA related to former sothebys.com business - - - - - - - - - 2 4 13 45 41 Adjusted EBITDA $236 $293 $295 $89 $99 $314 $218 $145 $110 $37 $31 $19 $37 $102 Year Ended December 31,

26 MAXBID\_2013\16 IR Pres\Presentation\BID Fall 2013 (Revised) (14-Oct-2013) #2.pptx APPENDIX (US$ in millions, except for Leverage Ratio) Leverage Ratio Reference: Page 9 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999 Adjusted EBITDA $236 $293 $295 $89 $99 $314 $218 $145 $110 $37 $31 $19 $37 $102 Total debt 696 468 473 514 458 267 269 306 272 292 199 229 215 100 Leverage Ratio 2.9 x 1.6 x 1.6 x 5.8 x 4.6 x 0.9 x 1.2 x 2.1 x 2.5 x 7.9 x 6.4 x 12.1 x 5.8 x 1.0 x Balance of Convertible Notes December 31, 2012 $178 Total debt excluding Convertible Notes as of December 31, 2012 518 Leverage Ratio excluding Convertible Notes as of December 31, 2012 2.2 x Note: Balance of $181.9mm of convertible notes was repaid in full on June 17, 2013

27 MAXBID\_2013\16 IR Pres\Presentation\BID Fall 2013 (Revised) (14-Oct-2013) #2.pptx APPENDIX INDUSTRY / MARKET DATA: Industry and market data used in this presentation have been obtained from industry publications and sources as well as from third-party research reports prepared for other purposes. The data obtained from these sources has not been independently verified and no guarantee is made of the data’s accuracy and completeness. FORWARD LOOKING STATEMENTS: This presentation contains certain forward looking statements, as such term is defined in Section 21E of the Securities Exchange Act of 1934, as amended, relating to future events and the financial performance of the Company. Such statements are only predictions and involve risks and uncertainties, resulting in the possibility that the actual events or performance will differ materially from such predictions. As such, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as to management’s plans, assumptions and expectations as of the date hereof. Major factors which the Company believes could cause the actual results to differ materially from the predicted results in the forward looking statements include, but are not limited to, the following, which are not ranked in any particular order. In addition to the considerations and factors referred to in below and prior filings and releases, major factors which the Company believes could cause actual events to differ materially include, but are not limited to, the overall strength of the international economy and financial markets, political conditions in various nations, competition with other auctioneers and art dealers, the success of the Company’s risk reduction and margin improvement efforts, the amount of quality property being consigned to art auction houses, the marketabi lity at auction of such property, the success of the Company’s autumn auction sales and the results of the Company’s announced capital allocation and financial review and other initiatives. The Company disclaims any duty to update or alter any forward-looking statements, except as required by applicable law. RISK FACTORS: The global economy and the financial markets and political conditions of various countries may negatively affect Sotheby's business and clients, as well as the supply of and demand for works of art. The international art market is influenced over time by the overall strength and stability of the global economy and the financial markets of various countries, although this correlation may not be immediately evident. In addition, global political conditions and world events may affect Sotheby's business through their effect on the economies of various countries, as well as on the willingness of potential buyers and sellers to purchase and sell art in the wake of economic uncertainty. Sotheby's business can be particularly influenced by the economies, financial markets and political conditions of the U.S., the U.K., China and the other major countries or territories of Europe and Asia (including the Middle East). Accordingly, weakness in those economies and financial markets can adversely affect the supply of and demand for works of art and Sotheby's business. Furthermore, global political conditions may also influence the enactment of legislation that could adversely impact Sotheby's business. Government laws and regulations may restrict or limit Sotheby's business or impact the value of its real estate assets. Many of Sotheby's activities are subject to laws and regulations including, but not limited to, import and export regulations, cultural property ownership laws, data protection and privacy laws, anti-money laundering laws, antitrust laws, copyright and resale royalty laws, laws and regulations involving sales, use, value- added and other indirect taxes, and regulations related to the use of real estate. In addition, Sotheby's is subject to local auction regulations, such as New York City Auction Regulations Subchapter M of Title 6 §§ 2-121-2-125, et. seq. Such regulations currently do not impose a material impediment to the worldwide business of Sotheby's, but do affect the market generally. A material adverse change in such regulations, such as the Equity for Visual Artists bill introduced in the U.S. Congress which would impose a 7% resale royalty on sales of art through large auction houses, could affect Sotheby's business. Additionally, export and import laws and cultural property ownership laws could affect the availability of certain kinds of property for sale at Sotheby's principal auction locations, increase the cost of moving property to such locations, or expose Sotheby's to legal claims or government inquiries.

28 MAXBID\_2013\16 IR Pres\Presentation\BID Fall 2013 (Revised) (14-Oct-2013) #2.pptx APPENDIX RISK FACTORS (CONTINUED): Foreign currency exchange rate movements can significantly impact Sotheby's results of operations and financial condition. Sotheby's has operations throughout the world, with approximately 56% of its revenues earned outside of the U.S. in 2012. Additionally, Sotheby's has significant assets and liabilities denominated in the Pound Sterling and the Euro. Revenues and expenses relating to Sotheby's foreign operations are translated using weighted average monthly exchange rates during the period in which they are recognized and assets and liabil ities relating to Sotheby's foreign operations are translated using month-end exchange rates. Accordingly, fluctuations in foreign currency exchange rates, particularly for the Pound Sterling and the Euro, can significantly impact Sotheby's results of operations and financial condition. Competition in the international art market is intense and may adversely impact Sotheby's results of operations. Sotheby's competes with other auctioneers and art dealers to obtain valuable consignments to offer for sale either at auction or through private sale. The level of competition is intense and can adversely impact Sotheby's ability to obtain valuable consignments for sale, as well as the commission margins achieved on such consignments. Sotheby's cannot be assured of the amount and quality of property consigned for sale, which may cause significant variability in its financial results. The amount and quality of property consigned for sale is influenced by a number of factors not within Sotheby's control. Many major consignments, and specifically single-owner sale consignments, often become available as a result of the death or financial or marital difficulties of the owner, all of which are unpredictable and may cause significant variability in Sotheby's financial results from period to period. The demand for art is unpredictable, which may cause significant variability in Sotheby's results of operations. The demand for art is influenced not only by overall economic conditions, but also by changing trends in the art market as to which collecting categories and artists are most sought after and by the collecting preferences of individual collectors, all of which are difficult to predict and which may adversely impact the ability of Sotheby's to obtain and sell consigned property, potentially causing significant variability in Sotheby's results of operations from period to period. The loss of key personnel could adversely impact Sotheby's ability to compete. Sotheby's is largely a service business in which the ability of its employees to develop and maintain relationships with potential sellers and buyers of works of art is essential to its success. Moreover, Sotheby's business is unique, making it important to retain key specialists and members of management. Accordingly, Sotheby's business is highly dependent upon its success in attracting and retaining qualified personnel. The strategic initiatives being implemented by Sotheby's may not succeed. Sotheby's strategic initiatives are focused on extending the breadth and depth of its relationships with its most valuable clients, developing a presence in China and other emerging markets, enhancing its private sales capabilities, and the retention of key personnel. Sotheby's future operating results are dependent, in part, on management's success in implementing these and other strategic initiatives. Furthermore, the inability of Sotheby's to successfully implement its strategic initiatives could result in, among other things, the loss of clients, the loss of key personnel, the impairment of assets, and inefficiencies from operating in new and emerging markets. Also, Sotheby's short-term operating results could be unfavorably impacted by the opportunity and financial costs associated with the implementation of its strategic plans.

29 MAXBID\_2013\16 IR Pres\Presentation\BID Fall 2013 (Revised) (14-Oct-2013) #2.pptx APPENDIX RISK FACTORS (CONTINUED): Sotheby's recently approved joint venture in China is a foreign-invested enterprise under Chinese law. As such, enforcement of certain of Sotheby's rights within the joint venture are subject to approval from the Chinese government, which could limit the ability of the joint venture to operate and succeed. In September 2012, Sotheby's received approval from the Chinese government to form and operate a 10-year equity joint venture with Beijing GeHua Art Company in China, which management believes will strategically enhance Sotheby's long-term presence in mainland China and allow it to potentially capitalize on the opportunities presented by the Chinese art market. Because the joint venture is a foreign-invested enterprise under Chinese law, all changes in shareholding and constitution of the joint venture will be subject to approval by the Chinese government, including in the event Sotheby's is seeking to terminate the joint venture agreement, exercise its put option, or wind-up the joint venture. Accordingly, Sotheby's ability to successfully operate the joint venture and enforce the joint venture agreement provisions could be constrained by the Chinese government and other unforeseen circumstances. Sotheby's is currently in negotiations with the Chinese government to obtain the license required to operate as a Foreign-Invested Commercial Enterprise in order to establish a wholly-owned subsidiary in China. Sotheby's negotiations to obtain the license required to operate as a Foreign- Invested Commercial Enterprise in China may not be successful. Sotheby's establishment of a wholly-owned subsidiary in China is subject to the receipt of a license from the Chinese government. Sotheby's may not be successful in obtaining this license, which could delay or inhibit its ability to further implement its strategic initiatives in China. A breach of the security measures protecting Sotheby's global network of information systems and those of certain third-party service providers utilized by Sotheby's may occur. Sotheby's is dependent on a global network of information systems to conduct its business and is committed to maintaining a strong infrastructure to secure these systems. As part of its information systems infrastructure, Sotheby's relies, to a certain extent, upon third-party service providers to perform services such as BIDnow, retail wine e-commerce and website server hosting. While these third-party service providers offer unique and specialized information security measures, certain elements of Sotheby's global information system security are outside management's direct control due to the use of these service providers. These third-party service providers are contractually obligated to host and maintain the service in a professional manner, in accordance with the rules and standards generally accepted within the industry. This includes conventional security measures such as firewall, password and encryption protection, breach notification requirements, and PCI practices for credit card processing services. A breach of the security measures protecting Sotheby's information systems could adversely impact its operations, reputation, and brand. Sotheby's business continuity plans may not be effective in addressing the impact of unexpected events that could impact its business. Sotheby's inability to successfully implement its business continuity plans in the wake of an unexpected event, such as an act of God or a terrorist attack occurring near one of its major selling and/or sourcing offices and/or any other unexpected event, could disrupt its ability to operate and adversely impact its operations. Sotheby's relies on a small number of clients who make a significant contribution to its revenues, profitability and operating cash flows. Sotheby's relies on a small number of clients who make a significant contribution to its revenues, profitability, and operating cash flows. Accordingly, Sotheby's revenues, profitability, and operating cash flows are highly dependent upon its ability to develop and maintain relationships with this small group of clients, as well as the financial strength of these clients.

30 MAXBID\_2013\16 IR Pres\Presentation\BID Fall 2013 (Revised) (14-Oct-2013) #2.pptx APPENDIX RISK FACTORS (CONTINUED): Subject to management approval under Sotheby's policy, Sotheby's may pay the consignor before payment is collected from the buyer and/or may allow the buyer to take possession of purchased property before payment is received. In these situations, Sotheby's is exposed to losses in the event the buyer does not make payment. Under the standard terms and conditions of its auction and private sales, Sotheby's is not obligated to pay the consignor for property that has not been paid for by the buyer. However, in certain instances and subject to management approval under Sotheby's policy, the consignor may be paid the net sale proceeds before payment is collected from the buyer while Sotheby's retains possession of the property. In such situations, if the buyer does not make payment, Sotheby's will take title to the property, but could be exposed to losses if the value of the property declines. In certain other situations and subject to management approval under Sotheby's policy, the buyer is allowed to take possession of purchased property before making payment. In these situations, Sotheby's is liable to the seller for the net sale proceeds whether or not the buyer makes payment and would incur losses in the event of buyer default. Sotheby's ability to collect auction receivables may be adversely impacted by buyers from emerging markets, as well as by the banking and foreign currency laws and regulations, and judicial systems of the countries in which it operates and in which its clients reside. Sotheby's operates in 40 countries and has a worldwide client base that has grown in recent years due in part to a dramatic increase in the activity of buyers from emerging markets, and in particular, China. The collection of auction receivables related to buyers from emerging markets may be adversely impacted by the buyer's lack of familiarity with the auction process and the buyer's financial condition. Sotheby's ability to collect auction receivables may also be adversely impacted by the banking and foreign currency laws and regulations regarding the movement of funds out of certain countries, as well as by Sotheby's ability to enforce its rights as a creditor in jurisdictions where the applicable laws and regulations may be less defined, particularly in emerging markets. Demand for art-related financing is unpredictable, which may cause variability in Sotheby's results of operations. Sotheby's business is, in part, dependent on the demand for art-related financing, which can be significantly influenced by overall economic conditions and by the often unpredictable financial requirements of owners of major art collections. Accordingly, the financial results of Sotheby's Finance segment are subject to variability from period to period. The ability of Sotheby's to realize proceeds from the sale of collateral for Finance segment loans may be delayed or limited. In situations when there are competing claims on the collateral for Finance segment loans and/or when a borrower becomes subject to bankruptcy or insolvency laws, Sotheby's ability to realize proceeds from the sale of its collateral may be limited or delayed. The value of art is subjective and often fluctuates, exposing Sotheby's to losses in the value of its inventory and loan collateral and significant variability in its results of operations. The art market is not a highly liquid trading market. As a result, the valuation of art is inherently subjective, and the realizable value of art often fluctuates over time. Accordingly, Sotheby's is at risk both as to the realizable value of art held in inventory and as to the realizable value of art pledged as collateral for client loans. In estimating the realizable value of art, management relies on the opinions of Sotheby's specialists, who consider the fol lowing complex array of factors when valuing art: (i) whether the artwork is expected to be offered at auction or sold privately, in the ordinary course of Sotheby's business; (ii) the supply and demand for works of art, taking into account economic conditions and changing trends in the art market as to which collecting categories and artists are most sought after; and (iii) recent sale prices achieved in the art market for comparable works of art within a particular collecting category and/or by a particular artist. If management determines that the estimated realizable value of a specific artwork held in inventory is less than its carrying value, a loss is recorded to reflect management's revised estimate of realizable value. In addition, if the estimated realizable value of the art pledged as collateral for a client loan is less than the corresponding loan balance, management assesses whether it is necessary to record a loss to reduce the carrying value of the loan, after taking into account the ability of the borrower to repay any shortfall between the value of the collateral and the amount of the loan. These factors may cause significant variability in Sotheby's financial results from period to period.

31 MAXBID\_2013\16 IR Pres\Presentation\BID Fall 2013 (Revised) (14-Oct-2013) #2.pptx APPENDIX RISK FACTORS (CONTINUED): Sotheby's could be exposed to losses as a result of various claims and lawsuits incidental to the ordinary course of its business. Sotheby's becomes involved in various claims and lawsuits incidental to the ordinary course of its business. Management is required to assess the likelihood of any adverse judgments or outcomes in these matters, as well as potential ranges of probable or reasonably possible losses. A determination of the amount of losses, if any, to be recorded or disclosed as a result of these contingencies is based on a careful analysis of each individual exposure with, in some cases, the assistance of outside legal counsel. The amount of losses recorded or disclosed for such contingencies may change in the future due to new developments in each matter or a change in settlement strategy. Sotheby's could be exposed to losses in the event of title or authenticity claims arising from the sale of works of art. The assessment of works of art offered for auction or private sale can involve potential claims regarding title and authenticity. Items sold by Sotheby's may be subject to statutory warranties as to title and to a limited guarantee as to authenticity under the Conditions of Sale and Terms of Guarantee that are published in Sotheby's auction sale catalogues and the terms stated in, and the laws applicable to, agreements governing private sale transactions. The authentication of works of art is based on scholarship and research, but necessarily requires a degree of judgment from Sotheby's art experts. In the event of a title or authenticity claim against Sotheby's, Sotheby's may have recourse against the seller of the property and may have the benefit of insurance, but a claim could nevertheless expose Sotheby's to losses and to reputational risk. Auction guarantees create the risk of loss resulting from the potential inaccurate valuation of art. As discussed above, the art market is not a highly liquid trading market and, as a result, the valuation of art is inherently subjective. Accordingly, Sotheby's is at risk with respect to management's ability to estimate the likely selling prices of works of art offered with auction guarantees. If management's judgments about the likely selling prices of works of art offered with auction guarantees prove to be inaccurate, there could be a significant adverse impact on Sotheby's results of operations, financial condition and liquidity. Sotheby's could be exposed to losses in the event of nonperformance by its counterparties in auction guarantee risk and reward sharing arrangements. In certain situations, Sotheby's reduces its financial exposure under auction guarantees through risk and reward sharing arrangements. Sotheby's counterparties to these risk and reward sharing arrangements are typically major international art dealers or major art collectors. Sotheby's could be exposed to losses in the event any of these counterparties do not perform according to the terms of these contractual arrangements. Future costs and obligations related to the Sotheby's U.K. Pension Plan are dependent on unpredictable factors, which may cause significant variability in employee benefit costs. Future costs and obligations related to Sotheby's defined benefit pension plan in the U.K. are heavily influenced by changes in interest rates, investment performance in the debt and equity markets, changes in statutory requirements in the U.K., and actuarial assumptions, each of which is unpredictable and may cause significant variability in Sotheby's employee benefit costs.

32 MAXBID\_2013\16 IR Pres\Presentation\BID Fall 2013 (Revised) (14-Oct-2013) #2.pptx APPENDIX RISK FACTORS (CONTINUED): Tax matters may cause significant variability in Sotheby's financial results. Sotheby's operates in many tax jurisdictions throughout the world and the provision for income taxes involves a significant amount of management judgment regarding interpretation of relevant facts and laws in the jurisdictions in which Sotheby's operates. Sotheby's effective income tax rate can vary significantly between periods due to a number of complex factors including, but not limited to: (i) future changes in applicable laws; (ii) projected levels of taxable income; (iii) pre-tax income being lower than anticipated in countries with lower statutory rates or higher than anticipated in countries with higher statutory rates; (iv) increases or decreases to valuation allowances recorded against deferred tax assets; (v) tax audits conducted by various tax authorities; (vi) adjustments to income taxes upon finalization of income tax returns; (vii) the ability to claim foreign tax credits; (viii) the repatriation of non-U.S. earnings for which Sotheby's has not previously provided for income taxes; and (ix) tax planning. Sotheby's clients reside in various tax jurisdictions throughout the world. To the extent that there are changes to tax laws or tax reporting obligations in any of these jurisdictions, such changes could adversely impact the ability and/or willingness of clients to purchase or sell works of art through Sotheby's. Additionally, Sotheby's is subject to laws and regulations in many countries involving sales, use, value-added and other indirect taxes which are assessed by various governmental authorities and imposed on certain revenue-producing transactions between Sotheby's and its clients. The application of these laws and regulations to Sotheby's unique business and global client base, and the estimation of any related liabilities, is complex and requires a significant amount of judgment. These indirect tax liabilities are generally not those of Sotheby’s unless it fails to collect the correct amount of sales, value-added, or other indirect taxes. Failure to collect the correct amount of indirect tax on a transaction may expose Sotheby's to claims from tax authorities. Insurance coverage for artwork may become more difficult to obtain, exposing Sotheby's to losses for artwork in Sotheby's possession. Sotheby's maintains insurance coverage through brokers and underwriters for the works of art it owns and for works of art consigned to it by its clients, which are exhibited and stored at Sotheby's facilities around the world. An inability to adequately insure such works of art due to limited capacity of the global art insurance market could, in the future, have a material adverse impact on Sotheby's business. Due to the nature of its business, valuable works of art are exhibited and stored at Sotheby's facilities around the world. Such works of art could be subject to damage or theft, which could have a material adverse effect on Sotheby's business and reputation. Valuable works of art are exhibited and stored at Sotheby's facilities around the world. Although Sotheby's maintains state of the art security measures at its premises, valuable artworks may be subject to damage or theft. The damage or theft of valuable artworks despite Sotheby's security measures could have a material adverse impact on Sotheby's business and reputation. Sotheby's maintains insurance coverage for the works of art that are exhibited and stored at its facilities, which could significantly mitigate any potential losses resulting from the damage or theft of such works of art.

33 MAXBID\_2013\16 IR Pres\Presentation\BID Fall 2013 (Revised) (14-Oct-2013) #2.pptx Ongoing Commitment to Deliver Exceptional Shareholder Value